UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 6, 2013

Flow Tech Solutions, Inc.

(Exact name of registrant as specified in charter)

Nevada

(State or other jurisdiction of incorporation)

333-183239	99-0373498
(Commission File Number)	(IRS Employer Identification No.)

205 SE Spokane Street, Suite 395

Portland, OR 97202

(Address of principal executive offices and zip code)

(702)  789-0497

    (Registrant’s telephone number including area code)

(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: The company has delayed the filing of the Form 8-K until a replacement accountant was hired. The company signed on the accounting services of David A. Aronson, CPA P.A., on July 18, 2013.

ITEM 4.01. Changes in Registrant’s Certifying Accountant

On June 6, 2013 Flow Tech Solutions, Inc. (the “Company”) dismissed Sadler, Gibb and Associates, LLC. (“Sadler, Gibb & Associates”) as its independent registered public accounting firm.

Sadler, Gibb & Associates’ reports on the Company’s financial statements as of and for the year ended April 30, 2012, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles except that each of those reports did contain an explanatory paragraph as to the existence of substantial doubt regarding the Company’s ability to continue as a going concern.

The decision to dismiss Sadler, Gibb & Associates and the selection of David Aronson was unanimously approved by the Company’s board of directors.

During the year ended April 30, 2012 and during the subsequent interim period through January 31, 2013, there were no disagreements with Sadler, Gibb & Associates. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Sadler, Gibb & Associates, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the Company’s financial statements for such years.

During the years ended April 30, 2012 and in the subsequent interim period through January 31, 2013, there were no events otherwise reportable under Item 304(a)(1)(v) of Regulation S-K.

During the Company’s most recent year and in the subsequent interim period through January 31, 2013, the Company did not consult with David Aronson regarding the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or with any of the matters outlined in Item 304(a)(2)(ii) of Regulation S-K.

The Company provided Sadler, Gibb & Associates with a copy of this Current Report on Form 8-K prior to its filing with the SEC, and requested Sadler, Gibb & Associates furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the Company above, and if not, stating the respects in which it does not agree. A copy of Sadler, Gibb & Associates’ letter dated June 6, 2013, is attached hereto as Exhibit 16.1.

Item 9.01 Financial Statements and Exhibits.

(a) – (c)

N/A

(d) Exhibits.

16.1 Letter from Sadler, Gibb and Associates to the SEC dated June 6, 2013.

  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 6, 2013	FLOW TECH SOLUTIONS, INC.

By:	/s/ Yong Ok Cho
Name: Yong Ok Cho Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from Sadler, Gibb and Associates to the SEC dated June 6, 2013.